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                                                                    Exhibit 10.4

                      STOCK TRANSFER RESTRICTION AGREEMENT

            THIS STOCK TRANSFER RESTRICTION AGREEMENT (as amended from time to time pursuant to the terms hereof, this "Agreement"), is made and entered into as of February 8, 2005, by and among WebSideStory, Inc., a Delaware corporation ("Parent"), and each of the undersigned shareholders (each a "Shareholder" and collectively, the "Shareholders") of Avivo Corporation, a California corporation (the "Company").

                                    Recitals

            A. Concurrently with the execution and delivery of this Agreement by Parent and certain of the Shareholders, Parent, WSSI Acquisition Company, a California corporation and a direct, wholly owned subsidiary of Parent ("Merger Sub"), and the Company are entering into an Agreement and Plan of Merger of even date herewith (as it may be amended from time to time pursuant to the terms thereof, the "Merger Agreement"), which provides for the two-step merger (the "Merger") of Merger Sub with and into the Company, and the Company with and into a wholly-owned subsidiary of Parent, in accordance with the terms of the Merger Agreement.

            B. Prior to the consummation of the Merger, certain additional Shareholders, upon delivery to Parent of counterpart signature pages to this Agreement, will become parties to and bound by this Agreement, to the same extent as if they had executed this Agreement as of the date hereof.

            C. In consideration of the execution and delivery of the Merger Agreement and the consummation of the Merger by Parent and Merger Sub, each Shareholder desires to agree to certain restrictions on Transfer (as defined herein) on the shares of Parent Common Stock issued to such Shareholder pursuant to the terms of the Merger Agreement.

      NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

      1. Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

            (a) "Shares" means (i) all shares of Parent Common Stock acquired by Shareholder (other than pursuant to Outstanding Company Option Awards) pursuant to the terms of the Merger Agreement, including, without limitation, shares of Parent Common Stock held in or released from the Escrow Fund or issued pursuant to the Express Search Advertising Earn-Out and (ii) all securities issued or exchanged with respect to any shares of Parent Common Stock (described in (i) above) upon any reclassification, recapitalization, reorganization, merger, consolidation, spin-off, stock split, combination, stock or other dividend or any other change in Parent's capital structure.

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            (b) "Transfer" means, with respect to any security, the direct or indirect assignment, sale, transfer, pledge, hypothecation, or the grant, creation or suffrage of an option, lien or encumbrance in or upon, or the placement in trust, or other disposition of such security or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

      2. Restrictions on Transfer. Except as permitted by the terms of this Agreement, no Shareholder may make any Transfer of any Shares (the "Transfer Restrictions") until such Transfer Restrictions terminate as set forth in
Section 3 below. Notwithstanding the foregoing, this Agreement shall not prohibit a transfer of Shares by Shareholder (i) as bona fide gifts, (ii) to any family member, trust or other Person in a transaction that is principally for estate planning purposes, (iii) to any beneficiary, executor, trust, legal guardian or legal representative upon the death or disability of Shareholder,
(iv) to a partnership transferring to its partners or former partners in accordance with partnership interests, or (v) to a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (collectively, "Permitted Transfers"); provided that, prior to any such Permitted Transfer, the transferee shall have
(x) executed a counterpart of this Agreement and (y) agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement.

      3. Termination of Transfer Restrictions. The Transfer Restrictions shall terminate with respect to the Shares held by each Shareholder as follows:

            (a) The Transfer Restrictions with respect to 12.5% of the Shares shall terminate on the later of (i) the third business day after Parent publicly releases its financial results for the quarter ended March 31, 2005 and (ii) the initial termination or release of restrictions under any lock-up agreement entered into by an Existing Stockholder (as defined below) in connection with Parent's initial public offering (collectively, the "Lock-Up Date");

            (b) The Transfer Restrictions with respect to additional respective increments of 12.5% of the Shares shall terminate on each of the third business day after Parent publicly releases its financial results for the quarters ended June 30, 2005, September 30, 2005 and December 31, 2005; and

            (c) The Transfer Restrictions with respect to the remaining Shares shall terminate on the one-year anniversary of the Lock-Up Date (the "Expiration Date"); provided, however, that the Transfer Restrictions with respect to any Shares shall terminate in advance of the Expiration Date in the event that such Shares are sold pursuant to an effective registration statement filed in accordance with the terms of Parent's Amended and Restated Registration Rights Agreement; provided, further, that the Transfer Restrictions shall not terminate with respect to any Shares held by Shareholder due to a release of shares of Parent Common Stock from the Escrow Fund or that are issued pursuant to the Express Search Advertising Earn-Out until the later of (i) the Expiration Date or (ii) until such time as such Shares are actually received by Shareholder pursuant to the terms of the Merger Agreement. For avoidance of

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doubt, none of the Transfer Restrictions set forth herein shall be deemed to limit the Shareholder's rights pursuant to Parent's Amended and Restated Registration Rights Agreement.

      4. Public Offering Lock-Up. Notwithstanding the foregoing, in connection with a public offering of Parent's securities (a "Public Offering"), prior to the termination of all of the Transfer Restrictions set forth in Section 3 above, and upon request of Parent or the underwriters managing such offering, each Shareholder who beneficially owns more than 10,000 Shares (as adjusted for stock splits, recapitalizations and the like) agrees not to Transfer any Shares without the prior written consent of Parent or such underwriters and to enter into any "lock-up" agreement requested by any such underwriters; provided, that no such lock-up agreement shall extend for more than 108 days and the Transfer of any Parent Common Stock beneficially owned by TA Associates and Summit Partners and Parent's then current Chief Executive Officer (the "Existing Stockholders") is similiarly restricted.

      5. Release of Lock-Up. In the event that the Company or its underwriter(s) releases any Existing Stockholder from any lock-up restrictions on such Existing Stockholders' Transfer of Shares imposed by the Company or such underwriters pursuant to a lock-up agreement as described in Section 4 above, the Company or the underwriters shall similarly release a proportional number of Shares from the restrictions set forth in any lock-up agreement entered into by any Shareholder pursuant to Section 4 above.

      6. Restrictive Legends.

            (a) Each certificate representing Shares shall by endorsed with legends in substantially the following form:

                  (i) THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A CERTAIN STOCK TRANSFER RESTRICTION AGREEMENT BY AND AMONG PARENT AND CERTAIN HOLDERS OF STOCK OF PARENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF PARENT.

                  (ii) Any other legends required by applicable securities laws or contemplated by the Merger Agreement.

            (b) Any legend endorsed on a certificate pursuant to Section 6(a)(i) shall be removed and the Parent shall issue a certificate without such legend to the holder of such Shares, if the Transfer Restrictions with respect to any such Shares have been terminated.

      7. Miscellaneous.

            (a) Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by Parent and Shareholder.

            (b) Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes all other prior agreements and

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understandings, both written and oral, between the parties with respect to the subject matter hereof.

            (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

            (d) Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, that, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any party hereto without prior written consent of the other party hereto except that Parent, without obtaining the consent of any Shareholder, shall be entitled to assign this Agreement or all or any of its rights or obligations hereunder to any one or more Affiliates of Parent. Any assignment in violation of the foregoing shall be void and of no effect.

            (e) No Third Party Rights. Except as provided by Section 4 hereof, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

            (f) Cooperation. Shareholder agrees to cooperate fully with Parent and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Parent to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Shareholder hereby agrees that Parent may publish and disclose such Shareholder's identity and ownership of Shares and the nature of such Shareholder's commitments, arrangements and understandings under this Agreement as may be required by applicable Law or in any filing made by Parent with the Securities and Exchange Commission.

            (g) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

            (h) Specific Performance; Injunctive Relief. Shareholder acknowledges that Parent shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth in this Agreement. Therefore, Shareholder hereby agrees that, in addition to any other remedies that may be available to Parent, as applicable upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.

            (i) Notices. All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if (i) delivered to the appropriate address by hand or overnight courier (providing proof of delivery) or (ii) sent by facsimile or e-mail with confirmation of transmission by the transmitting

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equipment confirmed with a copy delivered as provided in clause (i), in each case to the parties at the following address, facsimile or e-mail address (or at such other address, facsimile or e-mail address for a party as shall be specified by like notice): (A) if to Parent, to the address, e-mail address or facsimile provided in the Merger Agreement, including to the persons designated therein to receive copies; and (B) if to Shareholder, to Shareholder's address, e-mail address or facsimile shown below Shareholder's on the signature pages hereof.

            (j) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.

            (k) Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

            (l) Additional Shareholders. Each holder of shares of Parent Common Stock who delivers a counterpart signature page to this Agreement to Parent after the date of the Merger Agreement agrees that it is a party to and bound by the terms of this Agreement and shall be deemed a "Shareholder" hereunder.

                       [Signatures on the Following Pages]

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           IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

                                 WEBSIDESTORY, INC.:

                                 By:__________________________________________
                                 Name:________________________________________
                                 Title:_______________________________________

                                 SHAREHOLDER:

                                 SOFINNOVA CAPITAL III
                                 a ___________________________________________

                                 By:__________________________________________
                                 Name:________________________________________
                                 Title:_______________________________________

                                 Address:
                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________

                                 Telephone:               (___) _____-________
                                 Facsimile:               (___) _____-________
                                 E-Mail Address:          ____________________

                                 Shares Beneficially Owned:___________________

      [Counterpart Signature Page to Stock Transfer Restriction Agreement]

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                                 SOFINNOVA VENTURE AFFILIATES IV, L.P.,
                                 a ___________ limited partnership

                                 By:__________________________________________
                                 Name:________________________________________
                                 Title:_______________________________________

                                 Address:
                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________

                                 Telephone:               (___) _____-________
                                 Facsimile:               (___) _____-________
                                 E-Mail Address:          ____________________

                                 Shares Beneficially Owned:___________________

                                 SOFINNOVA VENTURE PARTNERS IV, L.P.,
                                 a ___________ limited partnership

                                 By:__________________________________________
                                 Name:________________________________________
                                 Title:_______________________________________

                                 Address:
                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________

                                 Telephone:               (___) _____-________
                                 Facsimile:               (___) _____-________
                                 E-Mail Address:          ____________________
                                 Shares Beneficially Owned:___________________

      [Counterpart Signature Page to Stock Transfer Restriction Agreement]

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                                 NEW ENTERPRISE ASSOCIATES 10, L.P.,
                                 a ___________ limited partnership

                                 By:__________________________________________
                                 Name:________________________________________
                                 Title:_______________________________________

                                 Address:
                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________

                                 Telephone:               (___) _____-________
                                 Facsimile:               (___) _____-________
                                 E-Mail Address:          ____________________

                                 Shares Beneficially Owned:___________________

                                 NEA VENTURES 2000, L.P.,
                                 a ___________ limited partnership

                                 By:__________________________________________
                                 Name:________________________________________
                                 Title:_______________________________________

                                 Address:
                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________

                                 Telephone:               (___) _____-________
                                 Facsimile:               (___) _____-________
                                 E-Mail Address:          ____________________

                                 Shares Beneficially Owned:___________________

      [Counterpart Signature Page to Stock Transfer Restriction Agreement]

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                                 _____________________________________________
                                 CHARLES M. LINEHAN

                                 Address:
                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________

                                 Telephone:               (___) _____-________
                                 Facsimile:               (___) _____-________
                                 E-Mail Address:          ____________________

                                 Shares Beneficially Owned:___________________

                                 _____________________________________________
                                 STEVEN R. KUSMER

                                 Address:
                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________

                                 Telephone:               (___) _____-________
                                 Facsimile:               (___) _____-________
                                 E-Mail Address:          ____________________

                                 Shares Beneficially Owned:___________________

                                 _____________________________________________
                                 MICHAEL P. THOMPSON

                                 Address:
                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________

                                 Telephone:               (___) _____-________
                                 Facsimile:               (___) _____-________
                                 E-Mail Address:          ____________________

                                 Shares Beneficially Owned:___________________

      [Counterpart Signature Page to Stock Transfer Restriction Agreement]

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                                 _____________________________________________
                                 KEVIN G. WALLACE
                                 Address:
                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________

                                 Telephone:               (___) _____-________
                                 Facsimile:               (___) _____-________
                                 E-Mail Address:          ____________________

                                 Shares Beneficially Owned: __________________

                                 [SHAREHOLDER]

                                 _____________________________________________

                                 Address:
                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________

                                 Telephone:               (___) _____-________
                                 Facsimile:               (___) _____-________
                                 E-Mail Address:          ____________________

                                 Shares Beneficially Owned:___________________

      [Counterpart Signature Page to Stock Transfer Restriction Agreement]